UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025 (December 15, 2025)

ITHAX ACQUISITION CORP III

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-43006 (Commission File Number)	N/A (IRS Employer Identification No.)

826 Collins Avenue, Suite 201

Miami, FL 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 469-0917

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ITHAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ITHA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ITHAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 15, 2025, ITHAX Acquisition Corp III (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriter’s exercise of its over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

On December 15, 2025, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Sponsor Private Placement”) of an aggregate of 3,500,000 warrants (the “Sponsor Private Placement Warrants”) to ITHAX Acquisition Sponsor III LLC at a purchase price of $1.00 per Sponsor Private Placement Warrant, generating gross proceeds to the Company of $3,500,000. In addition, on December 15, 2025, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Representative Private Placement” and collectively with the Sponsor Private Placement, the “Private Placements”) of an aggregate of 2,000,000 warrants (the “Representative Private Placement Warrants” and collectively with the Sponsor Private Placement Warrants, the “Private Placement Warrants”) to Cantor Fitzgerald & Co. at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $2,000,000.

A total of $230,000,000, comprised of $224,500,000 of the proceeds from the IPO (which amount includes $9,800,000 of the underwriter’s deferred discount) and $5,500,000 of the proceeds of the sales of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 15, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Balance Sheet as of December 15, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITHAX ACQUISITION CORP III

By:	/s/ Orestes Fintiklis
	Name:	Orestes Fintiklis
	Title:	Chief Executive Officer and Chief Financial Officer

Dated: December 19, 2025